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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported) - February 22, 2005

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                      Platinum Underwriters Holdings, Ltd.
             (Exact name of registrant as specified in its charter)

              Bermuda                   001-31341                98-0416483
(State or other jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)

         The Belvedere Building                                     HM 08
           69 Pitts Bay Road                                     (Zip Code)
           Pembroke, Bermuda
(Address of principal executive offices)

                                 (441) 295-7195
              (Registrant's telephone number, including area code)

                                       N/A
             (Former name or address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-czommencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

     On February 22, 2005 Platinum Underwriters Holdings, Ltd. issued a press release reporting its financial results as of and for the quarter and year ended December 31, 2004. A copy of the press release, as well as a financial supplement, are furnished herewith as Exhibits 99.1 and 99.2, respectively. The information hereunder is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not otherwise subject to the liabilities of that section and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

       Exhibit 99.1 Press release dated February 22, 2005
       Exhibit 99.2 Financial Supplement

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PLATINUM UNDERWRITERS HOLDINGS, LTD.


                                       By:  /s/ Michael E. Lombardozzi
                                            ----------------------------
                                            Michael E. Lombardozzi
                                            Executive Vice President,
                                            General Counsel and Secretary

Date:  February 23, 2005

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                                  Exhibit Index
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Exhibit Number        Description

99.1                  Press release dated February 22, 2005
99.2                  Financial Supplement

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